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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2006



                             CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                         1-16383                  95-4352386
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


        717 Texas Avenue
           Suite 3100
          Houston, Texas                                            77002
  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events.

         On November 9, 2006, the Company issued a press release announcing that its wholly-owned subsidiary, Sabine Pass LNG, L.P., completed its previously announced private placement of $2,032,000,000 aggregate principal amount of 7.25% Senior Secured Notes due 2013 and 7.50% Senior Secured Notes due 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01       Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number          Description
-------         -----------

99.1            Press Release, dated November 9, 2006.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHENIERE ENERGY, INC.


Date:  November 9, 2006                 By:/s/ Don A. Turkleson
                                           -------------------------------------
                                           Name:    Don A. Turkleson
                                           Title:   Senior Vice President and
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------

99.1            Press Release, dated November 9, 2006.